Exhibit 99.20
Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FIRST QUARTER

	2009		2008		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 15,026	100.0	$ 16,194	100.0	(7.2)
Cost of products sold	4,251	28.3	4,614	28.5	(7.9)
Selling, marketing and administrative expenses	4,608	30.7	5,123	31.6	(10.1)
Research expense	1,518	10.1	1,712	10.6	(11.3)
Interest (income)expense, net	81	0.5	16	0.1
Other (income)expense, net	(75)	(0.5)	(18)	(0.1)
Earnings before provision for taxes on income	4,643	30.9	4,747	29.3	(2.2)
Provision for taxes on income	1,136	7.6	1,149	7.1	(1.1)
Net earnings	$ 3,507	23.3	$ 3,598	22.2	(2.5)

Net earnings per share (Diluted)	$ 1.26		$ 1.26

Average shares outstanding (Diluted)	2,789.8		2,866.3

Effective tax rate	24.5%		24.2%

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2009	2008	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,726	1,819	(5.1)%	(5.1)	-
International	1,985	2,245	(11.6)	2.4	(14.0)
	3,711	4,064	(8.7)	(1.0)	(7.7)

Pharmaceutical
U.S.	3,674	4,070	(9.7)	(9.7)	-
International	2,106	2,359	(10.7)	2.8	(13.5)
	5,780	6,429	(10.1)	(5.1)	(5.0)

Med Devices & Diagnostics
U.S.	2,652	2,588	2.5	2.5	-
International	2,883	3,113	(7.4)	3.6	(11.0)
	5,535	5,701	(2.9)	3.1	(6.0)

U.S.	8,052	8,477	(5.0)	(5.0)	-
International	6,974	7,717	(9.6)	3.0	(12.6)
Worldwide	$ 15,026	16,194	(7.2)%	(1.2)	(6.0)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2009	2008	Total	Operations	Currency
Sales to customers by
geographic area
U.S.	$ 8,052	8,477	(5.0)%	(5.0)	-

Europe	3,671	4,308	(14.8)	(0.2)	(14.6)
Western Hemisphere excluding U.S.	1,062	1,245	(14.7)	4.5	(19.2)
Asia-Pacific, Africa	2,241	2,164	3.6	8.5	(4.9)
International	6,974	7,717	(9.6)	3.0	(12.6)

Worldwide	$ 15,026	16,194	(7.2)%	(1.2)	(6.0)

REPORTED SALES vs. PRIOR PERIOD
$MM

	FIRST QUARTER
			% Change
	2009	2008	Reported	Operational (1)	Currency

CONSUMER SEGMENT (2)

SKIN CARE
US	423	382	10.7%	10.7%	-
Intl	419	458	(8.5%)	5.4%	(13.9%)
WW	842	840	0.2%	7.8%	(7.6%)

BABY CARE
US	102	115	(11.3%)	(11.3%)	-
Intl	387	418	(7.4%)	4.3%	(11.7%)
WW	489	533	(8.3%)	0.9%	(9.2%)

ORAL CARE
US	188	199	(5.5%)	(5.5%)	-
Intl	177	187	(5.3%)	11.6%	(16.9%)
WW	365	386	(5.4%)	2.8%	(8.2%)

OTC/NUTRITIONALS
US	726	842	(13.8%)	(13.8%)	-
Intl	622	752	(17.3%)	(2.4%)	(14.9%)
WW	1,348	1,594	(15.4%)	(8.4%)	(7.0%)

WOMEN'S HEALTH
US	149	148	0.7%	0.7%	-
Intl	274	313	(12.5%)	0.5%	(13.0%)
WW	423	461	(8.2%)	0.7%	(8.9%)

WOUND CARE / OTHER
US	138	133	3.8%	3.8%	-
Intl	106	117	(9.4%)	4.2%	(13.6%)
WW	244	250	(2.4%)	4.0%	(6.4%)

TOTAL CONSUMER
US	1,726	1,819	(5.1%)	(5.1%)	-
Intl	1,985	2,245	(11.6%)	2.4%	(14.0%)
WW	3,711	4,064	(8.7%)	(1.0%)	(7.7%)

* See footnotes at end of document

REPORTED SALES vs. PRIOR PERIOD
$MM

	FIRST QUARTER
			% Change
	2009	2008	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2)

ACIPHEX/PARIET
US	138	116	19.0%	19.0%	-
Intl	125	161	(22.4%)	(8.4%)	(14.0%)
WW	263	277	(5.1%)	3.0%	(8.1%)

CONCERTA
US	269	224	20.1%	20.1%	-
Intl	75	66	13.6%	37.0%	(23.4%)
WW	344	290	18.6%	23.9%	(5.3%)

DURAGESIC/FENTANYL TRANSDERMAL
US	75	75	0.0%	0.0%	-
Intl	156	158	(1.3%)	12.6%	(13.9%)
WW	231	233	(0.9%)	8.5%	(9.4%)

LEVAQUIN/FLOXIN
US	408	474	(13.9%)	(13.9%)	-
Intl	17	22	(22.7%)	(3.1%)	(19.6%)
WW	425	496	(14.3%)	(13.4%)	(0.9%)

PROCRIT/EXPREX
US	321	334	(3.9%)	(3.9%)	-
Intl	229	295	(22.4%)	(10.0%)	(12.4%)
WW	550	629	(12.6%)	(6.8%)	(5.8%)

RAZADYNE/REMINYL
US	13	50	(74.0%)	(74.0%)	-
Intl	88	99	(11.1%)	5.1%	(16.2%)
WW	101	149	(32.2%)	(21.5%)	(10.7%)

REMICADE
US	737	676	9.0%	9.0%	-
US Exports (4)	286	320	(10.6%)	(10.6%)	-
Intl	5	2	150.0%	139.3%	10.7%
WW	1,028	998	3.0%	3.0%	-

RISPERDAL/RISPERIDONE
US	118	582	(79.7%)	(79.7%)	-
Intl	157	227	(30.8%)	(24.6%)	(6.2%)
WW	275	809	(66.0%)	(64.2%)	(1.8%)

RISPERDAL CONSTA
US	126	101	24.8%	24.8%	-
Intl	199	208	(4.3%)	13.9%	(18.2%)
WW	325	309	5.2%	17.5%	(12.3%)

TOPAMAX
US	495	520	(4.8%)	(4.8%)	-
Intl	107	126	(15.1%)	0.1%	(15.2%)
WW	602	646	(6.8%)	(3.8%)	(3.0%)

VELCADE
US	-	2	(100.0%)	(100.0%)	-
Intl	192	182	5.5%	21.8%	(16.3%)
WW	192	184	4.3%	20.5%	(16.2%)

OTHER
US	688	596	15.4%	15.4%	-
Intl	756	813	(7.0%)	9.1%	(16.1%)
WW	1,444	1,409	2.5%	11.8%	(9.3%)

TOTAL PHARMACEUTICAL
US	3,674	4,070	(9.7%)	(9.7%)	-
Intl	2,106	2,359	(10.7%)	2.8%	(13.5%)
WW	5,780	6,429	(10.1%)	(5.1%)	(5.0%)

* See footnotes at end of document

REPORTED SALES vs. PRIOR PERIOD
$MM

	FIRST QUARTER
			% Change
	2009	2008	Reported	Operational (1)	Currency

MAJOR NEW PHARMACEUTICAL PRODUCTS (5)

PREZISTA
US	72	32	125.0%	125.0%	-
Intl	50	42	19.0%	41.1%	(22.1%)
WW	122	74	64.9%	77.3%	(12.4%)

INVEGA
US	66	57	15.8%	15.8%	-
Intl	25	9	177.8%	221.8%	(44.0%)
WW	91	66	37.9%	43.8%	(5.9%)

* See footnotes at end of document

REPORTED SALES vs. PRIOR PERIOD
$MM

	FIRST QUARTER
			% Change
	2009	2008	Reported	Operational (1)	Currency

MEDICAL DEVICES AND DIAGNOSTICS (2) (3)

CORDIS (6)
US	246	342	(28.1%)	(28.1%)	-
Intl	422	459	(8.1%)	(1.7%)	(6.4%)
WW	668	801	(16.6%)	(12.9%)	(3.7%)

DEPUY
US	766	709	8.0%	8.0%	-
Intl	526	578	(9.0%)	6.4%	(15.4%)
WW	1,292	1,287	0.4%	7.3%	(6.9%)

DIABETES CARE
US	270	303	(10.9%)	(10.9%)	-
Intl	271	312	(13.1%)	(1.3%)	(11.8%)
WW	541	615	(12.0%)	(6.0%)	(6.0%)

ETHICON
US	405	341	18.8%	18.8%	-
Intl	548	604	(9.3%)	3.7%	(13.0%)
WW	953	945	0.8%	9.1%	(8.3%)

ETHICON ENDO-SURGERY
US	454	429	5.8%	5.8%	-
Intl	561	574	(2.3%)	11.4%	(13.7%)
WW	1,015	1,003	1.2%	8.6%	(7.4%)

ORTHO-CLINICAL DIAGNOSTICS
US	277	238	16.4%	16.4%	-
Intl	190	205	(7.3%)	3.2%	(10.5%)
WW	467	443	5.4%	10.3%	(4.9%)

VISION CARE
US	234	226	3.5%	3.5%	-
Intl	365	381	(4.2%)	(1.1%)	(3.1%)
WW	599	607	(1.3%)	0.6%	(1.9%)

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	2,652	2,588	2.5%	2.5%	-
Intl	2,883	3,113	(7.4%)	3.6%	(11.0%)
WW	5,535	5,701	(2.9%)	3.1%	(6.0%)

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Prior year amounts have been reclassified to conform with current presentation
(4) For external purposes, reported as U.S. sales
(5) Included in Other
(6) Includes sales of Drug-Eluting Stents for Q1 2009 of $68, $184 and $252 million Domestic, International and Worldwide respectively
Includes sales of Drug-Eluting Stents for Q1 2008 of $169, $231 and $400 million Domestic, International and Worldwide respectively